Exhibit 99.1 ENERGY FOCUS, INC. MARCH 10, 2016 Following are prepared remarks by James Tu, Executive Chairman and Chief Executive officer, and Marcia J. Miller, Chief Financial Officer of Energy Focus, Inc. from the Fourth Quarter and Fiscal Year 2015 earnings conference call held with investors on March 10, 2016 at 11am ET. Marcia Miller, Chief Financial Officer: Thank you, Catherine. Good morning everyone, and thank you for joining us, Energy Focus' fourth quarter and year 2015 earnings conference call. Today, James Tu, our Executive Chairman; Eric Hilliard, our President and Chief Operating Officer; and I will report on our results for the quarter and year. The news release with our earnings results and our annual report filed on Form 10-K have been posted to our website under the Investors section. As a reminder, today's discussion will include forward-looking statements including predictions, expectations, estimates and other information that might be considered forward-looking. These forward-looking statements are subject to numerous risks and uncertainties. We encourage you to review our most recent filings with the Securities and Exchange Commission, including our 10-K and 10-Qs for a complete discussion of these factors and other risks that might affect our future results or the market price of our stock. We are not obligating ourselves to publicly release any revisions to these forward-looking statements in light of new information or future events. Now, I'd like to turn the call over to James. James Tu, Executive Chairman and Chief Executive Officer: Thanks, Marcia. Good morning everyone, and thank you for your participation in our fourth quarter and full year 2015 earnings call. In this call, as usual, I will focus on updating with you our business development efforts and progress, and Marcia Miller will discuss our financial and operational results in more detail. We will then open up the call for questions. As you have read from our press release this morning, fourth quarter 2015 marked yet another high growth period for Energy Focus. Our total sales grew 95% over the same quarter last year, with continuing strong sales to the US Navy, combined with a 396% increase in our commercial sales from the same period last year, and we also continue to see significant profitability improvement from a year ago, with gross margin at 43.9% and operating margin at 9.6%, up from a gross margin of 36% and an operating loss a year ago. Before I dive into a more detailed review of the quarter and the whole year 2015, I'd like to affirm and clarify our outlook for the military and maritime sales for the first half of 2016. As we stated in the press release, the most adverse event during the fourth quarter was the budget impasse of the US government. Although the budget was passed later in October, the overhanging concern of budget uncertainty, coupled with year end inertia to make decisions dramatically slowed down purchases of our military and maritime products by the Navy ships during the quarter. Although we did ship approximately $10 million of military products during the quarter, our distributors saw abnormally low movement of their inventory stock of our products. Therefore, this temporary sales bottleneck will impact our sales the most in the first quarter of 2016. We believe, as we stated in the press release, that this sales weakness is fairly ephemeral, and nothing fundamental. Energy Focus remains the only qualified and approved LED lighting provider to retrofit the fluorescent sockets of the US Navy's fleet.

1 In fact, since the beginning of 2016, as the budget overhand started to stall, and as we intensified our grassroots development efforts at the ship level, we have seen purchases from the ships, which now reached 178, resumed gradually back to a more normal consistent pattern. Therefore, at this point, we expect the financial impact from the budget concerns to be confined primarily within the first quarter, and partially second quarter. Now, aside from this temporary hiccup, fourth quarter 2015 represented yet another period of expanding progress in many aspects of our business. During the quarter, we launched a line of new LED lighting products outside of our core military Intellitube for the Navy ships. These products include a lower cost military Intellitube for Military Sealift Command, as well as select foreign Navies. T5 replacement lamps for small lighting fixtures, and a four-foot Intellitube for high bay application in the Navy ships. Therefore, we continue to expand our footprint and addressable markets within the U.S. Navy and alllied Navy markets. Most notably, in the fourth quarter of 2015, we saw accelerating growth momentum for our commercial line of business, which generated $6.9 million in sales; almost five times the sales of a year ago, a 107% increase from the third quarter of 2015. During the quarter, we started delivering products to the Cleveland Clinic, a marquee account we won and announced in the third quarter, and we expect that our relationship with the Cleveland Clinic will strengthen and expand over time as we become the trusted LED lighting partner for this prestigious and sizable institution that occupies over 180 buildings across the country. In addition, we obtained four additional large hospital systems as new customers who gave us initial orders. Overall, we continue to witness expanding interest and lists of prospects and customers from healthcare systems we approach, and we believe that our potential to be the leading LED lighting partner for hospitals remains extremely exciting and promising. Other notable commercial sales made during the quarter include a 2 million square foot factory of the largest tire manufacturer in the world that operates 140 factories worldwide, including 20 in the U.S., the first 17 malls of a Fortune 500 mall operator with 120 locations throughout the U.S., a large private university in New York City, a leading medical research institute of the Department of Health and Human Services within the GSA market, and an additional five school districts throughout the country. We are equally excited to have made inroads into two new government markets, as we made our first sale to a VA hospital system, and our first sale to a federal prison system. The nation's VA hospital systems cover 150 hospitals and 1,400 community-based outpatient clinics, and the country's prison systems include around 1,800 federal and state facilities, as well as 3,200 county jails across the country. Both verticals have used predominantly fluorescent lights in the facilities, with long burn hours and therefore energy and maintenance savings, as well as human wellness improvement potential for LED retrofits are substantial, and both represent significant incremental new subsets of a broader government market for Energy Focus to tackle on and to lead. For the 2015 year, Energy Focus again made tremendous and transformative progress in multiple fronts. In business development, for the military products, we expanded our Navy fleet penetration to 30%, from well below 10% in 2014, and we entered into the foreign navies market with our first sale to the Royal Australian Navy. For our commercial products, we retrofitted a total of 41 school districts, entered into the largest healthcare retrofit contract ever in the country with the Cleveland Clinic, obtained initial sales with 10 national accounts with over 3,800 locations. We also initiated an exclusive partnership with the U.S. Green Building Council, the premiere global leader in building sustainability standards to jointly promote LED lighting in the K-12 school space. On operations, we substantially scaled up our production capacity of the military maritime products, and recognized improved operational efficiency that resulted in higher gross margins. We also installed a new line of SMT equipment to produce additional electronic components in our Ohio facility, and we upgraded to a new enterprise resource planning software system. We also opened our first overseas office in

2 Taiwan in the third quarter of 2015, and have since made significant progress in expediting our product development and strengthening and expanding our Asian supply chain to support the ongoing growth of our commercial product lines. In financial performance, we grew our top-line sales by 184%, far above our long-term annual sales growth target of 50%, and we achieved record sales and profitability levels. Meantime, we saw our commercial product sales grow 148% from 2014. In the third quarter of 2015, we also successfully raised $23.6 million in a follow-on offering and significantly strengthened our balance sheet, which now includes $34.6 million of cash with no debt at the end of the year. And despite of significant volatilities, our stock price rose from $4.40 to $13.75, a more than 200% increase during 2015, reflecting our value creation from the foundation we have laid since the second half of 2013, and the corresponding growth that ensued. On our sustainability impact, we are pleased that based on the products we have sold in 2015, we have helped our clients reduce energy consumption by an estimated 68,000 megawatt hours or the equivalent of adding 55 megawatt power generation capacity for our customers. These energy savings also equate to removing approximately 47,000 tons of carbon dioxide or removal of 9,900 gas engine cars. Since this is the bare beginning of our growth, we very much look forward to substantially expanding our sustainability impact as we retrofit more government and business facilities in 2016 and beyond. Looking into 2016, as we stated in our press release, our military and maritime sales will likely slowdown from the 2015 level due to lower sales during the first half of 2016. We do expect the sales run rate from the existing fleet should stabilize by the end of the second quarter. Meantime, we look forward to entering the Navy ship renovation and new ship building markets by launching additional LED fixture products for this new market, and we also look forward to growing our foreign navy sales further as we continue to engage with several countries' navies for our military and maritime product. Our long-term goal for our military and maritime business is to become the most trusted and dominant LED lighting partner for the U.S. Navy, as well as the 20-plus U.S.-allied navies as they adopt LED lighting for their fleets, and we plan to continue to invest in developing and completing our product portfolio to effectively address the needs of the global navy market, and needless to say, we are excited about the rising momentum of our commercial business, which undoubtedly will be the main driver of Energy Focus’ growth in the years to come due to the sheer magnitude of opportunities that cover 12 billion existing fluorescent sockets, and additional 1-plus billion high bay lighting fixtures worldwide. While most of our sales opportunities have long lead times to consummate, due to our direct sales approach to often times very large government or business organizations, we have been cultivating and expanding the list of our opportunities, as well as channel partners in our targeted verticals and regions, and we have acquired quite a number of high-profile early-adaptor customers. Our investments in developing the industry-leading commercial products and penetrating our target markets over the past two years are now starting to contribute to our overall sales growth, as we have seen in the fourth quarter of 2015, when commercial sales grew almost 400% from a year ago. In 2016, we plan to continue to expand our sales teams and marketing campaigns in our existing markets in the Midwest, Northeast, and Mid-Atlantic, and in the meantime extend our geographic footprint by establishing sales teams and offices in the Southern and Western parts of the United States. We also plan to accelerate our penetration into the performance contracting industry further by expanding our performance contracting sales force, further solidifying our brand trust and leadership within the ESCO industry, and working more closely with our ESCO partners for LED retrofit projects. Last, but not least, I am also excited to share with you that our commercial product development group has been developing an additional line of products to complement our tubular LED portfolio to more comprehensively serve our customers' lighting needs. We plan to announce a number of impactful and industry-leading products in the upcoming LIGHTFAIR, to be held from April 26 to 28, in San Diego, and you will be hearing from us about these product launches within the next few weeks.

3 As we mentioned in the press release, we expect the budget issue in the fourth quarter of 2015, which has been resolved, to primarily impact our first quarter and partially second quarter sales and gross margins because of lower military and maritime product sales. And aside from quarter-over-quarter volatility due to contract and order timing, our commercial sales in 2016 should continue to grow in a relatively rapid fashion. Therefore, at this point, despite the temporary order irregularity of the military products in the first half of the year, we continue to look forward to a year of overall sales growth over 2015, as the growth in commercial products more than compensate the potential shortfall on our military and maritime sales. In closing, I'd like to reiterate that despite the fairly short-term blip of our financial performance expected from the volatility of our military sales, Energy Focus' long-term growth prospect has never been more validated and exciting today in our Company's history. Based on the pipeline of opportunities we have in this early part of the year, we believe that our commercial sales are poised to have a breakout year in 2016, like what we experienced in 2015 for our military and maritime business. As the LED lighting retrofit for enterprise market is just entering the very beginning of its multiyear explosive growth path, we are moving full speed ahead with our growth initiatives, be it geographic, product, technology, business development, our leadership expansion for our commercial business to not only optimize our growth, but also maximize our market and mindshare in our targeted markets. Meantime, I'd like to express our deepest gratitude to our employees that dedicated themselves throughout 2015 to facilitate such an inspiring and brilliant year of financial performance and operational excellence. I also like to thank all our shareholders, many of who are new to Energy Focus, for your support and confidence in our long-term plan to build an extremely exciting and trusted brand and platform to introduce breakthrough LED lighting products and solutions to our enterprise customers in the most timely and effective manner, as the industry evolves exponentially towards offering better lighting efficiency, and more intelligent building control capabilities. Now, I'd like to turn the call to Marcia for more specifics on our financial performances of the quarter and the whole year 2015, after which we will be happy to answer any question you might have. Marcia? Marcia Miller, Chief Financial Officer: Thank you, James. Before I get into the details, I'd like to remind everyone that during the third quarter of 2015, we reclassified the results of our former United Kingdom subsidiary, Crescent Lighting Limited, and our former turnkey solutions business, Energy Focus LED Solutions, to discontinued operations in our financial statements. All historical results reflect this reclassification. We are very pleased to report another strong quarter to end a record 2015 year of financial results. Sales for the quarter were $17.2 million, an increase of 95% from prior year's fourth quarter. Sales of our commercial products were almost four times those of the prior year, and increased 107% sequentially from the third quarter of 2015. Sales of our government products for the U.S. Navy increased 39% from the prior year's fourth quarter, but declined 31% sequentially, resulting in a sequential decline in total sales of 6%. For the quarter, commercial product sales comprised approximately 40% of the total, while sales for the Navy comprised approximately 60% of the total. This shift in product mix resulted in gross margins of 43.9%; a decline of 5.9 points from the third quarter of 2015, but an increase of 7.8 points from the prior year’s fourth quarter. We have said that we have seen improvements in gross margins resulting from improved operating efficiencies in our supply chain, building economies of scale from sales volume increases, and product cost reduction efforts from value engineering processes, but that gross margins would go down when sales of commercial products became a bigger part of our total sales. Gross margins for the quarter exceeded our long- term target of 35%, but we do expect them to continue to drop from the fourth quarter level as sales mix changes to include higher volume growth of our commercial products than our core Navy products. I would like to add that we have not seen significant margin pressure from either military or commercial products.

4 Operating expenses increased by $2.9 million to $6.1 million from the prior year’s quarter and approximately $700 thousand from the third quarter of 2015. The increase in product development expenses can be partially attributed to our Taiwan R&D and product development office, which we opened in July 2015. We source a significant portion of our commercial product from Asia and having engineering resources close to our vendor partners allows us to ensure product quality and puts us closer to the technology innovation happening in Asia. Selling, general and administrative expenses increased $2.4 million to $5.2 million from the prior year’s quarter, and approximately $950 thousand of the increase was due to higher sales commissions. Effective October 1, 2015, we revised our selling relationship for our government products for the U.S. Navy and are now using an outside sales representative who earns a commission on these sales. Prior to the fourth quarter, we were using this particular sales representative as a distributor who would then in turn sell to another distributor for the Navy. We believe the change in the selling relationship allows us to stay closer to the Navy’s supply chain management. The remainder of the increase is due to higher expenses to support and grow our commercial product sales including higher salaries & related benefits as we continue to add sales support and marketing personnel, higher consulting services, and higher trade show and travel expenses. At the end of the third quarter, we had about 40 sales and marketing personnel compared to 32 at the end of the third quarter and 26 at the end of 2014. We plan to continue to add to our direct sales force and invest in marketing and other talent and infrastructure to support the increasing scale of our operations across a variety of functions. Included in the fourth quarter is a $123 thousand benefit to the provision for U.S. federal and state income taxes. The benefit resulted from the utilization of a net operating loss carry-forward and a change in our estimated taxable income for the year. Our annual effective tax rate for 2015 was 1.5% from continuing operations. Our effective tax rate is lower than the U.S. statutory tax rate due to decrease in the valuation allowance as a result of the utilization of $6.2 million in net operating loss carry-forwards. At 12/31/2015, we had NOLs of approximately $69.1 million; however due to changes in our capital structure, approximately $14.8 million of this amount is available to offset future taxable income after the application of the limitations under Section 382 of the U.S. tax code. As a result of the annual application of this limitation, in 2016, we expect to have approximately $6 million of the NOL available for use. Income from continuing operations for the fourth quarter of 2015 was $1.7 million and net income including discontinued operations was $1.3 million or $0.11 per share on a fully diluted basis. In the prior year’s fourth quarter, we recorded a loss from continuing operations of $65 thousand and the net loss including discontinued operations was $750 thousand or $0.08 per share. We have been in an ongoing dispute with the buyer of our pool products business that we sold in November 2013, but we have reached an agreement in principle to settle for the $300 thousand remaining escrow balance and are working toward a written settlement agreement. We recorded this anticipated settlement plus legal fees incurred in the fourth quarter as discontinued operations for the quarter. Net sales for the full 2015 year were $64.4 million, an increase of 184% compared to 2014. Commercial product sales increased 148% percent as we continued to penetrate our targeted vertical markets of education, industrial manufacturers, national retailers, and hospitals. Military maritime product sales increased 196% as a result of continued high-volume sales to distributors for the U.S. Navy. Income from continuing operations was $9.5 million in 2015, an increase of $13.7 million compared to loss from continuing operations of $4.2 million in 2014, which included a non-cash charge of $2.3 million to write-off the unamortized discount associated with last year’s conversion of convertible notes into common stock. Net income, including discontinued operations, was $8.8 million, or $0.82 per diluted share. This compares with a net loss of $5.8 million, or $0.75 per share in 2014. As James mentioned, we completed a follow-on offering during the third quarter and our balance sheet remains strong with $34.6 million in cash and no debt at December 31, 2015. Our inventory balance stood at $7.7 million at year end which is a slight decrease during the quarter. We expect our inventory levels to rise somewhat from where currently stand so we can meet our customers’ delivery requirements

5 as our commercial product sales continue to grow. Our accounts receivable balance was $10.1 million at the end of the year compared to $8.0 million at the end of the third quarter and $2.7 million at December 31, 2014. The increase was primarily due to the timing of sales during the quarter. Turning to the cash flow statement, net cash provided by operating activities of $4.4 million in 2015 resulted from net income, adjusted for non-cash items, including: depreciation and amortization, stock- based compensation, and an adjustment to the reserves for slow-moving and obsolete inventories. Net cash used in investment activities in 2015 was $2.2 million and consisted of the acquisition of property and equipment, primarily related to the purchase of equipment to be used in our Buy American product initiative. Net cash provided by financing activities for the year ended was $26.0 million, and was primarily due to receiving proceeds of $23.6 million from the follow-on stock offering, which closed in September 2015, and receiving proceeds of $2.5 million from the exercises of outstanding warrants. We have said that our operating expenses are expected to continue to grow as we build business development infrastructure and strengthen our management team to support geographic and market share expansion primarily for our commercial products. We added approximately 17 people during the fourth quarter and had 122 full-time employees at year end. This compares to 64 full-time employees at the end of 2014, and as we’ve said, we do expect to continue to add people throughout our organization to support our growth. Additionally, we’ve increased our manufacturing capacity in Solon, Ohio where we had been leasing 35,000 square feet, including about 15,000 square feet of office space at the end of 2014, to 75,000 square feet at the end of 2015. And, we’ve expanded our capacity with our Asia vendor partners to support the growth in our commercial product line. Finally, we’re planning to relocate our New York City office to a larger and more suitable space in the second quarter. So, despite a soft first quarter, we are gearing up for year of overall sales growth in 2016. End of prepared remarks